COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Table [Abstract]
Schedule of Contractual Obligations

The following table summarizes the Company's aggregate contractual obligations outstanding as of December 31, 2013 under certain programming and content purchase agreements and various other contractual obligations (including amounts associated with data processing services, high-speed data connectivity, fiber-related and TWC Media obligations) and the estimated timing and effect that such obligations are expected to have on the Company's liquidity and cash flows in future periods (in millions):

2014	$5,636
2015 - 2016	9,805
2017 - 2018	7,042
Thereafter	13,825
Total	$36,308